UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                       Amendment to a previously filed 8-K
                    to include predecessor auditor's letter


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 6, 2009


                                TRUDY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                  0-16056                 06-1007765
(State or other jurisdiction    Commission File         (I.R.S. Employer
      of incorporation)              Number           Identification number)


                       353 Main Avenue, Norwalk, CT 06851
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (203) 846-2274


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On April 6, 2009, Trudy Corporation (the "Company") notified Dworken, Hillman, LaMorte & Sterczala (DHL&S) they had been dismissed as the Company's auditor. The dismissal was approved by the Board of Directors.

DHL&S audited the financial statements for the fiscal years ended March 31, 2007 and 2008. Except as described below, the audit reports of DHL&S on the financial statements of the Company for the fiscal years ended March 31, 2007 and 2008 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles. DHL&S's 2008 audit report relating to the audit of the Company's financial statements for the fiscal year ended March 31, 2008 included an emphasis paragraph relating to an uncertainty as to the Company's ability to continue as a going concern.

In connection with the audits of the Company's consolidated financial statements for the fiscal years ended March 31, 2007 and 2008 and through the date of this current report, there were: (1) no disagreements between the Company and DHL&S on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of DHL&S, would have caused DHL&S to make reference to the subject matter of the disagreement in their report on the Company's financial statements for such year, and (2) no reportable events within the meaning set forth in Item 304 (a)(1)(iv)(B) of Regulation S-B or Item 304
(a)(1)(v) of Regulation S-K.

Trudy has provided DHL&S a copy of the disclosures in this Form 8-K and has requested that DHL&S furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not DHL&S agrees with the Company's statement in this Item 304 (a). A copy of the letter dated April 17, 2009, furnished by DHL&S in response to that request is filed herewith as Exhibit 99.3.

The Company has engaged M&K CPAS, PLLC. ("MKA") to assume the role of its new certifying accountant. The decision to engage MKA was approved by the Board of Directors on April 6, 2009. Although the Company and MKA had agreed in general as the new auditors prior to April 6, 2009, the Company formally signed the MKA engagement letter on April 6, 2009 after MK completed its internal procedures related to new attest client acceptance.

During the periods ended March 31, 2007 and March 31, 2008, and the subsequent interim periods ended June 30, 2008, September 30, 2008 and December 31, 2008, and through the date of the firm's engagement the Registrant did not consult with MKA with regard to:

         (1) the application of accounting principles to a specified transaction, either completed or proposed: or the type of audit opinion that might be rendered on Registrant's financial statements; or

         (2) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a) (1) (iv) of Regulation S-B.


ITEM 9.01.  EXHIBITS

         99.3 Letter of Dworken, Hillman, LaMorte & Sterczala to the Securities and Exchange Commission dated April 17, 2009 (the former accountants).


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Trudy Corporation (Registrant)

Dated: April 15, 2009                  /s/ Ashley C Andersen Zantop
                                       -----------------------------------------
                                       Ashley C. Andersen Zantop, CEO


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